UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 5, 2001



                               LECTEC CORPORATION
             (Exact name of registrant as specified in its charter)


   Minnesota                         0-16159                      41-1301878
(State or other                 (Commission file              (I.R.S. Employer
jurisdiction of                      number)                 Identification No.)
 incorporation)



               10701 Red Circle Drive, Minnetonka, Minnesota 55343
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 933-2291

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)      Exhibits

         Exhibit     Description of Exhibit
         -------     ----------------------

           99        Press release dated September 19, 2001


Item 8.  Change in Fiscal Year.
         ---------------------

         On September 5, 2001, the Registrant's Board of Directors approved a change in the Registrant's fiscal year end from June 30 to December 31. The change is effective immediately. The Registrant will file an Annual Report on Form 10-K for the fiscal year ended June 30, 2001 and will file a Transition Report on Form 10-K for the six months ended December 31, 2001.

         For additional information, see the press release included as Exhibit 99 hereto.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2001


                                                    LECTEC CORPORATION


                                                    By:  /s/ Douglas J. Nesbit
                                                         -----------------------
                                                    Its: Chief Financial Officer
                                                         -----------------------




                                  EXHIBIT INDEX


          Exhibit     Description of Exhibit
          -------     ----------------------

             99       Press release dated September 19, 2001